UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2009

City National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City National Plaza 555 S. Flower Street, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 673-7700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On December 8, 2009, City National Corporation (the “Company”) and City National Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”) closed the public offering (the “Offering”) of $250,000,000 aggregate liquidation amount of the Trust’s 9.625% Cumulative Trust Preferred Securities (the “Trust Preferred Securities”), representing undivided beneficial ownership interests in the assets of the Trust, pursuant to an Underwriting Agreement dated December 3, 2009, among the Company, the Trust and J.P. Morgan Securities Inc., Barclays Capital Inc. and UBS Securities LLC (collectively, the “Underwriters”).  The Trust Preferred Securities are guaranteed by the Company, on a subordinated basis and to the extent the Trust has funds available for payment, pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York Mellon Trust Company, N.A., as Guarantee Trustee.  The proceeds from the sale of the Trust Preferred Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, were used by the Trust to purchase $250,010,000 principal amount of the Company’s 9.625% Junior Subordinated Debt Securities due 2040 (the “Junior Subordinated Debt Securities”), issued pursuant to an Indenture dated December 8, 2009, as supplemented by the First Supplemental Indenture dated December 8, 2009 (as supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. as Trustee.  The Trust Preferred Securities, the Junior Subordinated Debt Securities and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 filed by the Company and the Trust (File Nos. 333-163437 and 333-163437-01).

On December 8, 2009, in connection with the issuance of the Trust Preferred Securities, Wachtell, Lipton, Rosen & Katz, special counsel to the Company, rendered an opinion regarding the validity of the Guarantee and the Junior Subordinated Debt Securities and also rendered a separate opinion regarding certain tax matters.  Copies of those opinions are attached as Exhibits 5.1 and 8.1, respectively, to this report.

The Offering is more fully described in the prospectus dated December 3, 2009 and filed with the Securities and Exchange Commission on December 4, 2009.  The foregoing description of the Trust Preferred Securities, the Junior Subordinated Debt Securities, the Guarantee and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated December 3, 2009, among City National Corporation, City National Capital Trust I, J.P. Morgan Securities Inc., Barclays Capital Inc. and UBS Securities LLC.

Exhibit	Description

4.1	Indenture dated December 8, 2009 between City National Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture dated December 8, 2009 between City National Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3

Amended and Restated Declaration of Trust of City National Capital Trust I dated December 8, 2009 between City National Corporation as Sponsor, The Bank of New York Mellon Trust Company, N.A. as Institutional Trustee, BNY Mellon Trust of Delaware as Delaware Trustee and the Administrative Trustees named therein.

4.4	Guarantee Agreement dated December 8, 2009 between City National Corporation and The Bank of New York Mellon Trust Company, N.A. as Guarantee Trustee.

4.5	Specimen Trust Preferred Security Certificate.

4.6	Specimen Junior Subordinated Debt Security.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated December 8, 2009, regarding validity of the Junior Subordinated Debt Securities and the Guarantee (including the consent of such counsel).

8.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated December 8, 2009, regarding certain tax matters (including the consent of such counsel).

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

City National Corporation

Dated: December 8, 2009	By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President, Corporate Secretary and General Counsel (Authorized Officer)

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated December 3, 2009, among City National Corporation, City National Capital Trust I, J.P. Morgan Securities Inc., Barclays Capital Inc. and UBS Securities LLC.

4.1	Indenture dated December 8, 2009 between City National Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture dated December 8, 2009 between City National Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3

Amended and Restated Declaration of Trust of City National Capital Trust I dated December 8, 2009 between City National Corporation as Sponsor, The Bank of New York Mellon Trust Company, N.A. as Institutional Trustee, BNY Mellon Trust of Delaware as Delaware Trustee and the Administrative Trustees named therein.

4.4	Guarantee Agreement dated December 8, 2009 between City National Corporation and The Bank of New York Mellon Trust Company, N.A. as Guarantee Trustee.

4.5	Specimen Trust Preferred Security Certificate.

4.6	Specimen Junior Subordinated Debt Security.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated December 8, 2009, regarding validity of the Junior Subordinated Debt Securities and the Guarantee (including the consent of such counsel).

8.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated December 8, 2009, regarding certain tax matters (including the consent of such counsel).

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 8.1).